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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): October 18, 1999
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                           CIRCOR INTERNATIONAL, INC.
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               (Exact name of registrant as specified in charter)



        Delaware                     1-14962                  04-3477276
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(State or other jurisdiction        (Commission            (IRS Employer
    of incorporation)               File Number)           Identification No.)



    35 Corporate Drive, Burlington, Massachusetts                 01803
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 (Address of principal executive offices)                       (Zip Code)



       Registrant's telephone number, including area code: (781) 273-6268


                                       N/A
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         (Former name or former address, if changed since last report.)
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     Item 5. Other Events.
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     CIRCOR International, Inc. (the "Company") issued a press release on
October 19, 1999 announcing the beginning of its trading on The New York Stock Exchange. A copy of the Company's press release is attached hereto and incorporated herein in its entirety.

     On October 18, 1999, the Company borrowed $71.5 million under its new revolving credit facility led by ING (U.S.) Capital LLC, BankBoston, N.A. and First Union National Bank. In addition, the Company borrowed $35.0 million on a bridge basis from ING (U.S.) Capital LLC. The Company used a portion of the proceeds of these borrowings to pay off $96.0 million of debt assumed by the Company from Watts Industries, Inc. On October 19, 1999, the Company sold $75.0 million of senior unsecured notes to institutional investors in a private placement and used the proceeds to pay off the bridge loan and pay down $37.0 million of the credit facility. The Company will use the balance of the funds available under the credit facility for capital expenditure needs, working capital and general corporate purposes.

     Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits.
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          (c)  Exhibits

               Exhibit 10.17 -  Amended and Restated Letter of Credit,
                                Reimbursement and Guaranty Agreement dated as of October 18, 1999 among Leslie Controls, Inc., as Borrower, CIRCOR International, Inc., as Guarantor, and First Union National Bank as Letter of Credit Provider



               Exhibit 10.18 -  Amended and Restated Letter of Credit,
                                Reimbursement and Guaranty Agreement dated as of October 18, 1999 among Spence Engineering Company, Inc. as Borrower, CIRCOR International, Inc., as Guarantor, and First Union National Bank as Letter of Credit Provider.



               Exhibit 10.19 -  Credit Agreement, dated as of October 18, 1999, by and among CIRCOR International, Inc., a Delaware corporation, as Borrower, each of the Subsidiary Guarantors named therein, the Lenders from time to time a party thereto, ING (U.S.) Capital LLC, as Agent for such Lenders, BankBoston, N.A., as Syndication Agent, First Union National Bank, as Documentation Agent and ING Barings LLC, as Arranger for the Lenders.



               Exhibit 10.20 -  Note Purchase Agreement, dated as of
                                October 19, 1999, among CIRCOR International, Inc., a Delaware corporation, the Subsidiary Guarantors and each of the Purchasers listed on Schedule A attached thereto.



               Exhibit 99.1 -   Press Release of CIRCOR International, Inc.,
                                dated October 19, 1999.


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                                   Signatures
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           CIRCOR INTERNATIONAL, INC.



                                           By: /s/ David A. Bloss, Sr.
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                                                David A. Bloss, Sr., President
                                                and Chief Executive Officer


Date: October 19, 1999

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